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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 5, 1998 appearing on page F-2 of M.D.C. Holdings, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such prospectus.




PricewaterhouseCoopers LLP

Denver, Colorado
January 8, 1999